SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8 K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event report)March 31, 2000  (January
31, 2000)

Conestoga Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania        33 30715            23 256 5087
(State or other     (Commission        (IRS Employer
jurisdiction         File Number)     Identification No)
of incorporation)

202 East First Street, Birdsboro, Pennsylvania  19508
(Address of principal executive officers)   (Zip Code)

Registrants telephone number, including area code   610 582 8711



(Former name or former address, if changed since last report.)



Item 5.	Other Events.

	On January 31, 2000 (the Effective Date), Conestoga Enterprises, Inc., a Pennsylvania corporation (Registrant), acquired TeleBeam, Incorporated, a Delaware corporation (TeleBeam), by the merger of TeleBeam into TE Merger Corporation, a Pennsylvania corporation and a wholly owned subsidiary of Registrant (Merger Corporation), pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of November 12, 1999, by and among Registrant, TeleBeam and Merger Corporation. As of the Effective Date the name of Merger Corporation was amended to TeleBeam, Incorporated.

	The transaction was accounted for under the pooling of interests method of accounting.

	Attached hereto as exhibit 99.1 is Registrants consolidated earnings statement for the two months ended February 29, 2000. This earnings statement includes the combined financial results of Registrant and TeleBeam from the Effective Date through February 29, 2000, and is filed in this Current Report on Form 8 K in compliance with Accounting Series Releases Nos. 130 and 135 of the Securities and Exchange Commission (SEC) and Section 201.01 of the SECs Codification of Financial Reporting Policies.

Item 7.	Financial Statements and Exhibits

	(c)	Exhibits


        99.1 Consolidated Earnings Statement of Conestoga Enterprises, Inc. for two months ended February 29, 2000.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					CONESTOGA ENTERPRISES, INC.

					By:
					Name:  Albert H. Kramer
					Title:	President

Date:  March 30, 2000



EXHIBIT INDEX


Exhibit Number                                          Description

        99.1 Consolidated Earnings Statement of Conestoga Enterprises, Inc. for two months ended February 29, 2000.





EXHIBIT 99.1

CONESTOGA ENTERPRISES, INC AND SUBSIDIARIES
EARNINGS STATEMENT
As required by SEC Accounting Series Releases Nos. 130 and 135 and
Section 201.01 of the SECs Codification of Financial Reporting Policies


CONESTOGA ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                               Two Months Ended
                                               February 28, 2000
                                                 (unaudited)

Operating revenues:
  Local service                               $    2,246
  Long distance and access service                 8,258
  Wireless service                                   535
  Equipment and other                              3,426

                                                  14,465

Operating expenses:
  Operations and cost of sales                     6,103
  Depreciation and amortization                    2,726
  Selling, general and administrative              4,056
  Acquisition costs                                  841

                                                  13,726

      Operating income                               739

Other income (expense), net:
  Interest expense                                  (693)
  Other, net                                          49

                                                    (644)

      Income before income taxes                      95

Income taxes                                         454

      Net income (loss)                        $    (359)

Basic earnings per share                       $   (0.06)

Diluted earnings per share                     $   (0.06)